UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2003
                                  -------------


                         ONE PRICE CLOTHING STORES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 0-15385              57-0779028
         --------                 -------              ----------
(State or other jurisdiction  (Commission File (IRS Employer Identification No.)
      of incorporation)            Number)

Highway 290 Commerce Park, 1875 East Main Street Duncan, South Carolina    29334
           (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (864) 433-8888
                                 --------------


          (Former name of former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

                  99(a) Press release dated April 8, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition

         On April 8, 2003, One Price Clothing Stores, Inc. (the "Company") issued a press release announcing its earnings for the three-month and twelve-month periods ended February 1, 2003. In addition, the Company announced the amendment of its revolving credit facility with Congress Financial (Southern), an affiliate of Wachovia Corporation. A copy of this press release is attached hereto as Exhibit 99(a).

                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ONE PRICE CLOTHING STORES, INC.
                            (Registrant)



Date:    April 8, 2003      By:      /s/ H. Dane Reynolds
                                     -------------------------------------------
                                     H. Dane Reynolds
                                     Senior Vice President and Chief Financial
                                     Officer